Exhibit 10.1

EXECUTION VERSION

REFINANCING FACILITY AGREEMENT

dated as of February 22, 2018

relating to the

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of June 4, 2014,

among

TRANSDIGM INC.,

TRANSDIGM GROUP INCORPORATED,

THE SUBSIDIARIES OF TRANSDIGM INC. FROM TIME TO TIME PARTY THERETO,

THE LENDERS PARTY THERETO

and

CREDIT SUISSE AG,

as Administrative Agent and Collateral Agent

CREDIT SUISSE SECURITIES (USA) LLC,

as Sole Lead Arranger

and

CREDIT SUISSE SECURITIES (USA) LLC,

Barclays Bank PLC,

Citigroup Global Markets Inc.,

Credit Agricole Corporate and Investment Bank,

Goldman Sachs Lending Partners LLC,

JPMorgan Chase Bank, N.A.,

Morgan Stanley Senior Funding, Inc.,

HSBC Securities (USA) Inc.,

RBC Capital Markets

and

UBS Securities LLC

as Joint Bookrunners

[CS&M Ref. No. 5865-797]

REFINANCING FACILITY AGREEMENT dated as of February 22, 2018 (this “Agreement”), to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 4, 2014, as amended by Amendment No. 1 dated as of June 9, 2016, Amendment No. 2 dated as of March 6, 2017, Amendment No. 3 and Incremental Term Loan Assumption Agreement dated as of August 22, 2017, and Amendment No. 4 and Refinancing Facility Agreement dated as of November 30, 2017 (as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among TRANSDIGM INC., a Delaware corporation (the “Borrower”), TRANSDIGM GROUP INCORPORATED, a Delaware corporation (“Holdings”), each subsidiary of the Borrower from time to time party thereto, the lenders party thereto, and CREDIT SUISSE AG, as administrative agent and collateral agent for the Lenders (in such capacities, the “Agent”).

A. The Borrower has requested that (i) the Persons set forth on Schedule I hereto (the “New Tranche G Term Lenders”) make Refinancing Term Loans in an aggregate principal amount of $1,809,905,000.00 (the “New Tranche G Term Loans”) to the Borrower on the February 2018 Refinancing Facility Effective Date (as defined below).

B. The New Tranche G Term Lenders are willing to make the New Tranche G Term Loans to the Borrower on the February 2018 Refinancing Facility Effective Date on the terms and subject to the conditions set forth herein and in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein (including in the recitals hereto) shall have the meanings given to them in the Credit Agreement. The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. As used herein, the term “February 2018 Refinancing Facility Transactions” means, collectively, (a) the execution, delivery and performance by each Loan Party of this Agreement, (b) the Borrowing of the New Tranche G Term Loans hereunder and the use of the proceeds thereof in accordance with the terms of the Credit Agreement and this Agreement, (c) the repayment in full of the outstanding Tranche G Term Loans, together with all accrued and unpaid interest thereon (the “Tranche G Refinancing”) and (d) the payment of fees and expenses incurred in connection with the foregoing (the “Transaction Costs”).

SECTION 2. Refinancing Term Loan Commitments. (a) Each New Tranche G Term Lender hereby agrees, severally and not jointly, on the terms set forth herein and in the Credit Agreement and subject to the conditions set forth herein, to make New Tranche G Term Loans to the Borrower on the February 2018 Refinancing Facility

Effective Date in an aggregate principal amount not to exceed the amount set forth opposite such New Tranche G Term Lender’s name on Schedule I hereto under the heading “New Tranche G Term Loan Commitment”. Amounts borrowed under this Section 2(a) and repaid or prepaid may not be reborrowed.

(b) Unless the context shall otherwise require, the New Tranche G Term Loans shall constitute “Refinancing Term Loans” and the New Tranche G Term Lenders shall constitute “Refinancing Term Lenders” and “Lenders”, in each case for all purposes of the Credit Agreement and the other Loan Documents.

(c) The proceeds of the New Tranche G Term Loans shall be used solely (i) to finance the Tranche G Refinancing, and (ii) to pay Transaction Costs.

(d) Unless previously terminated, the commitments of the New Tranche G Term Lenders pursuant to Section 2(a) shall terminate upon the making of the New Tranche G Term Loans on the February 2018 Refinancing Facility Effective Date.

(e) The initial Interest Period with respect to the New Tranche G Term Loans shall be the Interest Period set forth in the applicable notice of borrowing delivered by the Borrower to the Administrative Agent pursuant to Section 4(d) of this Agreement.

SECTION 3. Amendments to Credit Agreement. Effective as of the February 2018 Refinancing Facility Effective Date, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:

“February 2018 Refinancing Facility Agreement” means the Refinancing Facility Agreement dated as of February 22, 2018, relating to this Agreement.

“February 2018 Refinancing Facility Effective Date” has the meaning assigned to such term in the February 2018 Refinancing Facility Agreement.

(b) The second proviso in the definition of the term “Adjusted LIBO Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “provided, further, that the Adjusted LIBO Rate with respect to (i) any Loans (other than Other Term Loans (to the extent expressly provided in the related Incremental Term Loan Assumption Agreement), Tranche E Term Loans, Tranche F Term Loans and Tranche G Term Loans) shall be deemed to be not less than 0.75% per annum and (ii) Tranche E Term Loans, Tranche F Term Loans and Tranche G Term Loans shall be deemed to be not less than 0.00% per annum”.

(c) Clause (a) in the definition of the term “Alternate Base Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “(a) (i) 1.75% per annum, with respect to any Loans (other than Other Term Loans (to the extent expressly provided in the related Incremental Term Loan Assumption Agreement), Tranche E Term Loans, Tranche F Term Loans and Tranche G Term Loans), and (ii) 1.00% per annum, with respect to Tranche E Term Loans, Tranche F Term Loans and Tranche G Term Loans,”.

(d) Clause (b) of the definition of the term “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing “3.00%” and “2.00%” in clause (i) thereof with “2.50%” and “1.50%”, respectively.

(e) The definition of the term “Tranche G Term Loan Commitments” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Tranche G Term Loan Commitments” means the New Tranche G Term Loan Commitments in an aggregate principal amount of $1,809,905,000.00 established pursuant to (and as defined in) the February 2018 Refinancing Facility Agreement.

(f) The definition of the term “Tranche G Term Loans” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Tranche G Term Loans” means the Term Loans made by the Lenders to the Borrower pursuant to Section 2(a) of the February 2018 Refinancing Facility Agreement.

(g) Section 2.08(a) of the Credit Agreement is hereby amended by restating clause (v) in its entirety to read as follows:

The Borrower shall pay to the Agent, for the account of the Tranche G Term Lenders, on the dates set forth below, or if any such date is not a Business Day, on the next preceding Business Day, a principal amount of the Tranche G Term Loans (as adjusted from time to time pursuant to Sections 2.08(c), 2.09(c), 2.10(h) and 2.24(d)) equal to the amount set forth below for such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment:

DATE	SCHEDULED TRANCHE G TERM LOAN REPAYMENTS
March 31, 2018 June 30, 2018	$ $	4,524,762.50 4,524,762.50

DATE	SCHEDULED TRANCHE G TERM LOAN REPAYMENTS
September 30, 2018 December 31, 2018	$ $	4,524,762.50 4,524,762.50
March 31, 2019 June 30, 2019 September 30, 2019 December 31, 2019	$ $ $ $	4,524,762.50 4,524,762.50 4,524,762.50 4,524,762.50
March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020	$ $ $ $	4,524,762.50 4,524,762.50 4,524,762.50 4,524,762.50
March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021	$ $ $ $	4,524,762.50 4,524,762.50 4,524,762.50 4,524,762.50
March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022	$ $ $ $	4,524,762.50 4,524,762.50 4,524,762.50 4,524,762.50
March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023	$ $ $ $	4,524,762.50 4,524,762.50 4,524,762.50 4,524,762.50
March 31, 2024 June 30, 2024	$ $	4,524,762.50 4,524,762.50
Tranche G Maturity Date		Remainder

(h) Section 2.09(d) of the Credit Agreement is hereby amended by replacing the words “prior to the date that is six months after the Amendment No. 3 Effective Date” in clause (x) therein with the words “prior to the date that is six months after the February 2018 Refinancing Facility Effective Date”.

SECTION 4. Conditions Precedent to Effectiveness. The effectiveness of this Agreement and the obligations of the New Tranche G Term Lenders to make the New Tranche G Term Loans shall be subject to the satisfaction or waiver of the following conditions precedent (the date on which such conditions precedent are so satisfied or waived, the “February 2018 Refinancing Facility Effective Date”):

(a) the Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of (i) the Borrower, Holdings and the

Subsidiaries of the Borrower party to the Credit Agreement on the date hereof, (ii) the Agent, and (iii) the New Tranche G Term Lenders;

(b) at the time of and immediately after giving effect to the making of the New Tranche G Term Loans and the application of the proceeds thereof, each of the conditions set forth in Section 4.01(b) and Section 4.01(c) of the Credit Agreement shall be satisfied; provided that, for purposes of the condition set forth in Section 4.01(b), the words “Second Restatement Date” set forth in Section 3.13(a) of the Credit Agreement shall be deemed to be “February 2018 Refinancing Facility Effective Date” in each place they appear therein, the words “Second Restatement Transactions” in Section 3.13(a) of the Credit Agreement shall be deemed to be “February 2018 Refinancing Facility Transactions” and the parenthetical in Section 3.13(a) of the Credit Agreement shall be disregarded;

(c) the Agent shall have received a certificate dated as of the February 2018 Refinancing Facility Effective Date and executed by a Financial Officer of the Borrower with respect to the conditions set forth in paragraph (b) above;

(d) the Agent shall have received a notice of borrowing with respect to the New Tranche G Term Loans in accordance with Section 2.03 and Section 2.26(a) of the Credit Agreement;

(e) the Agent shall have received a solvency certificate in form and substance reasonably satisfactory to the Agent to the effect that Holdings and its Subsidiaries, on a consolidated basis after giving effect to the February 2018 Refinancing Facility Transactions, are solvent (within the meaning of Section 3.13 of the Credit Agreement, as modified in the same manner as set forth in clause (b) above);

(f) the Agent shall have received legal opinions, board resolutions and other closing certificates consistent with those delivered on the Amendment No. 4 Effective Date;

(g) the Agent shall have received, at least three Business Days prior to the February 2018 Refinancing Facility Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, that has been reasonably requested by the Agent or any New Tranche G Term Lender at least five Business Days prior to the February 2018 Refinancing Facility Effective Date; and

(h) the Agent shall have received payment of all fees and reimbursement of all expenses separately agreed in writing by the Borrower and the arrangers of the New Tranche G Term Loans or required by Section 9.03 of the Credit Agreement or by any other Loan Document to be reimbursed by the Borrower on the February 2018 Refinancing Facility Effective Date in connection with this Agreement and the transactions contemplated hereby to the extent invoiced at least one Business Day prior to the February 2018 Refinancing Facility Effective Date.

The Agent shall notify the Borrower and the Lenders of the February 2018 Refinancing Facility Effective Date, and such notice shall be conclusive and binding.

SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, Holdings and the Borrower represent and warrant to each of the Lenders (including the New Tranche G Term Lenders) and the Agent that (a) this Agreement has been duly authorized, executed and delivered by Holdings, the Borrower and the Subsidiaries of the Borrower party hereto, and this Agreement constitutes a legal, valid and binding obligation of Holdings, the Borrower and the Subsidiaries of the Borrower party hereto, subject to applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally and to general principles of equity; (b) after giving effect to this Agreement, the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the February 2018 Refinancing Facility Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that, (i) in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof and (ii) for purposes of the representation in Section 3.13(a) of the Credit Agreement, the words “Second Restatement Date” in each place set forth therein shall be deemed to be “February 2018 Refinancing Facility Effective Date”, the words “Second Restatement Transactions” shall be deemed to be “February 2018 Refinancing Facility Transactions” and the parenthetical in Section 3.13(a) of the Credit Agreement shall be disregarded; and (c) as of the February 2018 Refinancing Facility Effective Date, after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing or would reasonably be expected to result from the borrowing of the New Tranche G Term Loans and the use of the proceeds thereof.

SECTION 6. Certain Post-Effectiveness Collateral Obligations. The Borrower shall deliver to the Agent each of the documents, and take each of the actions, specified in Schedule II hereto.

SECTION 7. Effect of Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the February 2018 Refinancing Facility Effective Date, any reference to the Credit Agreement in any Loan Document, and the terms “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as modified hereby. This Agreement shall constitute a “Loan Document” and a “Refinancing Facility Agreement”, in each case for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 8. Acknowledgement and Consent. Each Loan Party hereby acknowledges that it has read this Agreement and consents to the terms hereof and further hereby affirms, confirms and agrees that (a) notwithstanding the effectiveness of this Agreement, the obligations of such Loan Party under each of the Loan Documents to which it is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects, in each case, as amended hereby; (b) its Guarantee of the Obligations, and the pledge of and/or grant of a security interest in its assets as Collateral to secure the Obligations, all as and to the extent provided in the Collateral Documents as originally executed, shall continue in full force and effect in respect of, and to secure, the Obligations (including the New Tranche G Term Loans); and (c) all the representations and warranties made by or relating to it contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the February 2018 Refinancing Facility Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof.

SECTION 9. Sole Lead Arranger and Joint Bookrunners. The sole lead arranger and each joint bookrunner listed on the covered page hereof shall not have any right, power, obligation, liability, responsibility or duty under this Agreement other than, if applicable, those applicable to all Lenders as such.

SECTION 10. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic method of transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

SECTION 11. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Agreement to the same extent as if fully set forth herein.

SECTION 12. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date first above written.

TRANSDIGM INC.

ACME AEROSPACE, INC.

ADAMS RITE AEROSPACE, INC.

AEROCONTROLEX GROUP, INC.

AEROSONIC LLC

AIRBORNE ACQUISITION, INC.

AIRBORNE GLOBAL, INC.

AIRBORNE HOLDINGS, INC.

AIRBORNE SYSTEMS NA INC.

AIRBORNE SYSTEMS NORTH AMERICA INC.

AIRBORNE SYSTEMS NORTH AMERICA OF CA INC.

AMSAFE GLOBAL HOLDINGS, INC.

AMSAFE, INC.

ARKWIN INDUSTRIES, INC.

AVIATION TECHNOLOGIES, INC.

AVIONIC INSTRUMENTS LLC

AVIONICS SPECIALTIES, INC.

AVTECHTYEE, INC.

BETA TRANSFORMER TECHNOLOGY CORPORATION

BETA TRANSFORMER TECHNOLOGY LLC

BREEZE EASTERN LLC

BRIDPORT HOLDINGS, INC.

BRIDPORT-AIR CARRIER, INC.

BRUCE AEROSPACE INC.

CDA INTERCORP LLC

CEF INDUSTRIES, LLC

CHAMPION AEROSPACE LLC

DATA DEVICE CORPORATION

DUKES AEROSPACE, INC.

ELECTROMECH TECHNOLOGIES LLC

HARCO LLC

HARTWELL CORPORATION

ILC HOLDINGS, INC.

MARATHONNORCO AEROSPACE, INC.

MCKECHNIE AEROSPACE DE, INC.

MCKECHNIE AEROSPACE HOLDINGS, INC.

MCKECHNIE AEROSPACE US LLC

PEXCO AEROSPACE, INC.

PNEUDRAULICS, INC.

SCHNELLER LLC

SEMCO INSTRUMENTS, INC.

SHIELD RESTRAINT SYSTEMS, INC.

SKURKA AEROSPACE INC.

TELAIR INTERNATIONAL LLC

[Signature Page to Refinancing Facility Agreement]

TELAIR US LLC

TEXAS ROTRONICS, INC.

TRANSICOIL LLC

WHIPPANY ACTUATION SYSTEMS, LLC

YOUNG & FRANKLIN INC.

TACTAIR FLUID CONTROLS, INC.

JOHNSON LIVERPOOL LLC

INTERIORS IN FLIGHT LLC

NORTH HILLS SIGNAL PROCESSING CORP.

NORTH HILLS SIGNAL PROCESSING OVERSEAS CORP.

By:	/s/ Jonathan D. Crandall
Name: Jonathan D. Crandall
Title: Treasurer

[Signature Page to Refinancing Facility Agreement]

TRANSDIGM GROUP INCORPORATED

By:	/s/ James L. Skulina
	Name:	James L. Skulina
	Title:	Executive Vice President and Interim Chief Financial Officer

AIRBORNE SYSTEMS NORTH AMERICA OF NJ INC.

By:	/s/ Jonathan D. Crandall
	Name:	Jonathan D. Crandall
	Title:	Vice President and Treasurer

BRIDPORT ERIE AVIATION, INC.

By:	/s/ Jonathan D. Crandall
	Name:	Jonathan D. Crandall
	Title:	Chairman of the Board and President

[Signature Page to Refinancing Facility Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as New Tranche G Term Lender and as Agent

by	/s/ John D. Toronto
	Name:	John D. Toronto
	Title:	Authorized Signatory

by	/s/ Warren Van Heyst
	Name:	Warren Van Heyst
	Title:	Authorized Signatory

[Signature Page to Refinancing Facility Agreement]

SCHEDULE I

New Tranche G Term Loans

Lender	New Tranche G Term Loan Commitment
Credit Suisse AG, Cayman Islands Branch	$1,809,905,000.00

TOTAL	$1,809,905,000.00

SCHEDULE II

Post February 2018 Refinancing Facility Effective Date Obligations

Within 90 days after the February 2018 Refinancing Facility Effective Date (or such later date that the Agent in its reasonable discretion may permit), with respect to the below described Mortgaged Properties, the Agent shall have received (i) an amendment to the applicable Existing Mortgage in form and substance reasonably satisfactory to the Agent, (ii) evidence that a counterpart of such amendment to the Existing Mortgage has been recorded (or delivered to the appropriate Title Insurance Company subject to arrangements reasonably satisfactory to the Agent for recording promptly thereafter in the place necessary to create a valid and enforceable first priority Lien in favor of the Agent for the benefit of itself and the Secured Parties), (iii) a “date-down” and modification endorsement to the existing Title Insurance Policy (or a new Title Insurance Policy if such endorsements are not available in a jurisdiction where an Existing Mortgage has been recorded), which shall amend the description therein of the insured Existing Mortgage to include the amendment of the Existing Mortgage, and otherwise be in form and substance reasonably satisfactory to the Agent, (iv) a favorable opinion of counsel in the state in which such parcels of real property are located with respect to the enforceability of said amendment of the Existing Mortgage and such other opinions as Agent shall reasonably request, all in form and substance and from counsel reasonably satisfactory to the Agent and (v) such other information, documentation, and certifications (including evidence of flood insurance as may be required by applicable law) as may be reasonably required by the Agent, in each case with respect to the following Mortgaged Properties:

a.	320 S. Church Street, Addison, IL 60101-3750

b.	1230 Old Norris Road, Liberty, SC 29657

c.	6019 Powdermill Road, Franklin Twp., Kent, OH 44240-7109

d.	8575 Helms Avenue, Rancho Cucamonga, CA 91730

e.	2405 S. 3rd Ave., Union Gap, WA 98903

f.	40 Orville Drive and 105 Wilbur Place, Bohemia, NY 11716

For the avoidance of doubt, if and to the extent that the foregoing information, documentation and certifications relate to the New Tranche E Term Loans and the New Tranche F Term Loans (in addition to the New Tranche G Term Loans), delivery of the foregoing information, documentation and certifications shall satisfy any comparable obligations under Schedule II to Amendment No. 4.